UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Steven L. Suss

UST Advisors, Inc

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

INVESTOR REPORT

For the Year Ended

March 31, 2008

(Audited)

Excelsior Buyout Investors, LLC

Excelsior Buyout Investors, LLC

Portfolio of Investments at March 31, 2008

Percent Owned		Acquisition Date##	Cost	Fair Value	% of Net Assets***
PRIVATE INVESTMENT FUNDS **, #
Domestic Buyout Funds
0.47%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-11/07	$1,958,665	$3,349,336	6.23%
0.73%	Berkshire Partners VI, L.P.	06/04-12/07	5,058,193	13,004,516	24.21%
1.91%	Blue Point Capital Partners, L.P.	06/04-06/07	—	2,857,640	5.32%
0.91%	Blum Strategic Partners II, L.P.	06/04-02/08	21,095	3,452,054	6.43%
0.57%	Catterton Partners V, L.P.	06/04-03/08	2,845,985	3,606,507	6.71%
1.91%	Charlesbank Equity Fund V, L.P.	06/04-01/08	90,666	7,512,954	13.99%
1.14%	Lincolnshire Equity Fund III, L.P.	12/04-01/08	227,943	2,468,148	4.60%

			10,202,547	36,251,155	67.49%

European Buyout Funds
0.95%	Advent Global Private Equity Fund IV-A, L.P.	06/04-01/07	—	1,957,322	3.65%
0.43%	Cognetas Fund, L.P. * (fka.Electra European Fund, L.P.)	06/04-02/08	112,341	2,122,097	3.95%

			112,341	4,079,419	7.60%

Distressed Investment Funds
0.36%	MatlinPatterson Global Opportunities Partners, L.P.	06/04	—	1,914,456	3.56%
0.16%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	—	815,060	1.52%

			—	2,729,516	5.08%

	TOTAL — PRIVATE INVESTMENT FUNDS		10,314,888	43,060,090	80.17%

TOTAL INVESTMENTS			10,314,888	43,060,090	80.17%

OTHER ASSETS & LIABILITIES (NET)				10,651,906	19.83%

NET ASSETS				$53,711,996	100.00%

*	Investment is denominated in Euros. Values shown are in U.S. dollars.
**	Restricted as to public resale and illiquid. Acquired from June 2004 to March 2008. Total cost of restricted and illiquid securities at March 31, 2008 aggregated $10,314,888. Total fair value of restricted and illiquid securities owned at March 31, 2008 was $43,060,090 or 80.17% of net assets.
***	Based on Fair Value.
#	Non-income producing securities.
##	Required disclosure for restricted securities only.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Assets and Liabilities

March 31, 2008

ASSETS:
Investments, at fair value (Cost $10,314,888) (Note 2)	$43,060,090
Cash and Cash Equivalents (Note 2)	13,226,389
Receivable from broker	424,394
Due from affiliate (Note 3)	3,359
Interest receivable and other assets	35,557

Total Assets	56,749,789

LIABILITIES:
Accrued incentive carried interest (Note 3)	2,761,390
Management fees payable (Note 3)	134,033
Professional fees payable	101,120
Administration fees payable (Note 3)	19,168
Board of Managers’ fees payable (Note 3)	9,500
Custody fees payable (Note 3)	2,447
Miscellaneous payable	10,135

Total Liabilities	3,037,793

NET ASSETS	$53,711,996

NET ASSETS consist of:
Members’ Capital*	$20,966,794
Accumulated unrealized appreciation on investments	32,745,202

Total Net Assets	$53,711,996

Units of Membership Interests Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$839.05

*	Members’ Capital includes accumulated net investment income, accumulated realized gains, accrued incentive carried interest, contributions from and distributions to Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Operations

For the year ended March 31, 2008

INVESTMENT INCOME:
Interest income	$789,608

Total Income	789,608

EXPENSES:
Management fees (Note 3)	590,803
Professional fees	240,900
Administration fees (Note 3)	115,008
Board of Managers’ fees (Note 3)	51,500
Custodian fees	17,811
Insurance expense	14,124
Other expenses	50,041

Total Expenses	1,080,187

NET INVESTMENT LOSS	(290,579)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	15,786,677
Net change in unrealized (depreciation) on investments	(1,023,493)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	14,763,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	14,472,605
Net change in incentive carried interest	(1,241,275)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$13,231,330

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statements of Changes in Net Assets

	For the Years Ended March 31,
	2008	2007

OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(290,579)	$(37,479)
Net realized gain on investments	15,786,677	6,771,450
Net change in unrealized (depreciation)/appreciation on investments	(1,023,493)	8,082,261
Net change in incentive carried interest	(1,241,275)	(617,710)

Net increase in net assets resulting from operations after incentive carried interest	13,231,330	14,198,522

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in net assets resulting from distribution to members	(20,808,646)	(15,683,675)

Net (decrease) in net assets	(7,577,316)	(1,485,153)

NET ASSETS:
Beginning of year	61,289,312	62,774,465

End of year	$53,711,996	$61,289,312

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Cash Flows

For the year ended March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations after incentive carried interest	$13,231,330
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(5,575,121)
Distributions received from underlying funds	24,343,909
Net change in unrealized depreciation on investments	1,023,493
Net realized (gain) on investments	(15,786,677)
Proceeds from short-term investments maturing, net	19,046,722
(Increase) in Receivable from broker	(424,394)
(Increase) in Due from affiliate	(3,359)
(Increase) in Interest receivable and other assets	(22,522)
Increase in Accrued incentive carried interest	1,241,275
(Decrease) in Management fees payable	(163,515)
Increase in Professional fees payable	47,120
(Decrease) in Board of Managers’ fees payable	(6,000)
(Decrease) in Administration fees payable	(45,833)
Increase in Custody fees payable	2,447
Increase in Miscellaneous payable	3,837

Net cash provided by operating activities	36,912,712

CASH FLOWS FOR FINANCING ACTIVITIES
Distributions to Members declared and paid	(20,808,646)
Decrease in distribution payable to Members	(2,880,675)

Net cash (used in) financing activities	(23,689,321)

Net increase in cash	13,223,391
Cash and cash equivalents at beginning of year	2,998

Cash and cash equivalents at end of year	$13,226,389

SUPPLEMENTAL INFORMATION
Non-cash stock distributions received from underlying funds	$420,881

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Financial Highlights — Selected Per Unit Data and Ratios

	Fiscal Years Ended March 31,			April 16, 2004 (Commencement of Operations) to March 31, 2005
	2008	2007	2006
Per Unit Operating Performance: (1) NET ASSET VALUE, BEGINNING OF PERIOD (5)	$957.42	$980.62	$1,068.28	$1,000.00
Deduction of offering costs from contributions	—	—	—	(6.33)

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(4.54)	(0.58)	(1.68)	(10.99)
Net realized and unrealized gain on investments	230.62	232.03	137.89	295.82
Net change in incentive carried interest	(19.39)	(9.65)	(3.87)	(10.22)

Net increase in net assets resulting from operations after incentive carried interest	206.69	221.80	132.34	274.61

DISTRIBUTION TO MEMBERS:
Net change in Members’ Capital due to distributions to Members	(325.06)	(245.00)	(220.00)	(200.00)

NET ASSET VALUE, END OF PERIOD	$839.05	$957.42	$980.62	$1,068.28

TOTAL NET ASSET VALUE RETURN (4), (1)	24.82%	26.00%	13.07%	28.16%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$53,712	$61,289	$62,774	$68,386
Ratios to Average Net Assets: (2)
Expenses excluding incentive carried interest	1.86%	1.75%	1.68%	2.03%
Incentive carried interest	2.14%	1.02%	0.37%	0.95%
Expenses plus incentive carried interest	4.00%	2.77%	2.05%	2.98%
Net investment (loss) excluding incentive carried interest	(0.50)%	(0.06)%	(0.16)%	(1.07)%
Portfolio Turnover Rate (3)	0.00%	0.00%	0.00%	0.00%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds. The Underlying Fund expense ratios have been obtained from audited financials but are unaudited information in these Financial Statements. The Underlying Funds expense ratios excluding incentive carried interest, incentive carried interest and expenses plus incentive carried interest range from 0.06% to 2.05%, 0.09% to 24.34% and 1.07% to 16.8%, respectively. The Underlying Funds management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Underlying Fund seeks to exit investments. The Underlying Funds incentive fees are generally 20% of profits generated by the Underlying Funds. Ratios for the period April 16, 2004 (Commencement of Operations) to March 31, 2005 are annualized.
(3)	Distributions from Underlying Funds for the periods ended March 31, 2008, 2007, 2006, and the period April 16, 2004 to March 31, 2005 are $24,343,909, $16,092,133, $16,810,926, and $15,877,353, respectively, and are not included in the calculation.
(4)	Not annualized for 2005. Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes dividends and distributions, if any, were reinvested. The Fund’s units are not traded in any market, and therefore the market value total investment return is not calculated.
Excluding the effect of the change in incentive carried interest, the total net asset value return would have been 26.23% for the fiscal year 2008.
(5)	The net asset value for the beginning period April 16, 2004 (Commencement of Operations) to March 31, 2005 represents the initial contribution per unit of $1,000.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s investment adviser. The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156%.

UST Advisers, Inc. (“USTA” or the “Investment Adviser”) is a registered investment adviser that serves as investment adviser for the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A., a national bank acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, served as the investment adviser to the Fund (“former Investment Adviser”) under an investment advisory agreement with the Fund. Effective December 16, 2005, USTA, at the time a wholly-owned subsidiary of U.S. Trust Company, N.A., assumed U.S. Trust Company, N.A.’s duties under the agreement pursuant to an assumption agreement. On March 31, 2006, U.S. Trust Company, N.A. merged with its affiliate, United States Trust Company, National Association (“U.S. Trust”), with U.S. Trust as the surviving entity.

On July 1, 2007, U.S. Trust Corporation and all of its subsidiaries, including U.S. Trust and USTA, were acquired by Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, USTA (an indirect subsidiary of U.S. Trust) became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including USTA, were controlled by The Charles Schwab Corporation. USTA continues to serve as the investment adviser to the Fund after the Sale pursuant to a new investment advisory agreement with the Fund (the “Advisory Agreement”) that was approved by the Board at a special meeting of the Board held on January 12, 2007, and at a special meeting of Members of the Fund held on March 15, 2007. The New Advisory Agreement is identical in all material respects to the previous investment advisory agreement except for the term and the date of effectiveness. On February 22, 2008, U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America.

On March 11, 2008, the Fund’s Board of Managers approved a transfer of USTA’s rights and obligations in the Advisory Agreement between the Fund and USTA, dated July 1, 2007, to Bank of America Capital Advisors, LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Transfer”). This change is a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation in July 2007. The Transfer of the Advisory Agreement from USTA to BACA will not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer is expected to become effective by the end of May 2008 or early June 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a four member Board. The Board of Managers is analogous to a board of directors of a corporation.

Note 2 — Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with banks. All highly liquid investments, if any, are listed separately on the Portfolio of Investments.

B.  Investment Valuation:

The Fund will compute its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board. In determining its net asset value, the Fund will value its investments as of such quarter-end.

The Board and the Valuation Committee have approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such-quarter-end by each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Underlying Funds in which the Fund may invest will provide the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund or, in certain cases, the Board or the Valuation Committee, will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Fund’s manager does not represent the fair value of the Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, and in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Underlying Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to review and supervision of the Fund’s Board and Valuation Committee. In the event that an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as on any other relevant information available at the time the Fund values its portfolio. Because of the inherent uncertainty of valuation, the values of the Underlying Funds may differ significantly from the values that would have been used had a ready market for the Underlying Funds held by the Fund been available.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds.

At March 31, 2008, the value assigned to the Underlying Funds was $43,060,090 or 80.17% of the Fund’s net assets. Such securities were valued by the Investment Adviser under the Supervision of the Board of Managers. The values assigned to interests in the Underlying Funds are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of Investments.

C.  Short-term Investments:

The Fund also invests in short-term notes, stated at amortized cost, which approximates fair value. At March 31, 2008, the Fund did not invest in any short-term notes.

D.  Security transactions and investment income:

Distributions from an Underlying Fund are recorded as a return of capital and serve to reduce the cost basis of the Underlying Fund. Distributions received in excess of the cost basis are recognized as realized gains. Distributions are recorded when they are received from the Underlying Funds.

E.  Income taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each Member, in computing income tax, will include his, her or its allocable share of Fund items of income, gains, losses, deductions and expenses.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. As of March 31, 2008, the Fund has not received information to determine the tax cost of the Underlying Funds as of March 31, 2008. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2007, and after adjustment for purchases and sales between December 31, 2007 and March 31, 2008, the estimated cost of the Underlying Funds at March 31, 2008 for federal tax purposes is $20,093,500. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at March 31, 2008 is $22,966,590.

F.  Distribution policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to the Members in accordance with the following order of priority:

(a)	first, 100% to the Members pro rata in accordance with their percentage interest until aggregate distributions to the Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of the Members’ capital contributions; and

(c)	thereafter, 95% to the Members pro rata in proportion to their percentage interest and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments.

G.  Restrictions on transfer:

Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

H.  Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees allocation. In addition to the Fund level expenses shown on the Fund’s statement of operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds. These fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights, a range of the expense ratios and fees charged by the Underlying Funds.

I.  Foreign Currency Gains and Losses:

The Fund currently has one investment in an Underlying Fund that is denominated in euros. The Fund’s policy is to include the realized and unrealized gains or losses on that investment resulting from changes in foreign currency exchange rates in the realized and unrealized gain/(loss) from other investments.

J.  Incentive Carried Interest:

The Incentive Carried Interest, defined below, is accrued each quarter as an expense and disclosed at each quarter-end. The Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2F. In past years, the calculation contained an error that accumulated to a

$519,912 increase in Incentive Carried Interest at March 31, 2007 and is included in the Statement of Operations for the period ended March 31, 2008. The $519,912 increase is apportioned as follows, $224,569 to the period ended March 31, 2005; $178,465 to the period ended March 31, 2006; and $116,878 to the period ended March 31, 2007. The amounts of each adjustment are immaterial to each respective period then ended and to the year ended March 31, 2008. Thus, the respective periods and related disclosures have not been restated.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value determined and payable as of the end of each fiscal quarter. As more fully described in Note 2F above, after the Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to the Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2008, the accrued and unpaid Incentive Carried Interest is $2,761,390.

U.S. Trust Company, N.A. entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the Investment Adviser assumed U.S. Trust Company, N.A.’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Underlying Funds including, but not limited to, quarterly portfolio reviews related to the Underlying Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately  1/2 of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), a subsidiary of Schwab, served as the Fund’s distributor for the offering of Units. The Investment Adviser reimbursed the Distributor for its out-of-pocket expenses incurred in connection with this offering. The Distributor had entered into an agreement with UST Securities Corp. (the “Selling Agent”) relating to the purchase of Units through the Selling Agent acting as broker or agent for its customers. For the fiscal year ended March 31, 2008, $0 was paid to the Distributor relating to Underwriting and Placement Agent activities.

The Board is made up of three Managers who are independent of the Investment Adviser (the “Disinterested Managers”), and one Manager who is an “interested person” of the Fund, as defined by Section 2(a)(19) of the Investment Company Act. The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives an additional $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Due from affiliates consists of an incorrectly labeled operating expense that was paid by the Fund in error. Subsequently, the payment has been resolved and settled.

Note 4 — Capital Commitments of Fund Members to the Fund

As of March 31, 2008, each Member, including the Managing Member, has contributed 100% of its total $64,015,000 capital commitment to the Fund.

Note 5 — Capital Commitments of the Fund to Underlying Funds

As of March 31, 2008, the Fund had unfunded investment commitments to Underlying Funds totaling $8,275,805 as listed.

Fund Investments:	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$894,408
Advent Global Private Equity IV-A, L.P.	350,703
Berkshire Fund VI, L.P.	1,730,495
Blue Point Capital Partners, L.P.	1,155,537
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	219,909
Charlesbank Equity Fund V, L.P.	785,863
Cognetas Fund, L.P. (a)	587,582
Lincolnshire Equity Fund III, L.P.	2,124,932
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—

Total	$8,275,805

(a)	The Fund’s unfunded commitment to Cognetas Fund L.P is €372,170 translated at the March 31, 2008 euro foreign exchange rate of 1.5788.

Note 6 — Description of Underlying Funds

The Fund’s investments in domestic buyout funds include Berkshire Partners VI, L.P., which focuses on larger middle market growth buyouts; Blue Point Capital Partners, L.P., which focuses on value-oriented lower middle-market buyouts outside of the Northeastern United States; Blum Strategic Partners II, L.P., which focuses on undervalued public small-cap companies; Catterton Partners V, L.P., which focuses on consumer focused middle-market growth buyouts; Charlesbank Equity Fund V, L.P., which focuses on broad based middle-market buyouts; Lincolnshire Equity Fund III, L.P., which focuses on acquiring and growing small and middle market companies; and 2003 Riverside Capital Appreciation Fund, L.P., which focuses on lower middle-market buyouts.

The Fund’s investments in distressed investment funds include MatlinPatterson Global Opportunities Partners, L.P., which focuses on severely discounted securities and obligations, and OCM Principal Opportunities Fund II, L.P., which focuses on undervalued middle-market companies.

The Fund’s investments in European buyout funds include Advent Global Private Equity IV-A, L.P., which focuses on middle-market growth buyouts across western Europe, and Cognetas Fund, L.P., which focuses on value oriented middle-market buyouts, primarily in the United Kingdom, France and Germany.

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investment in the Underlying Funds.

Note 7 — Pending Litigation

The former Investment Adviser, certain of its affiliates, including U.S. Trust, and others were named in four shareholder class action lawsuits and two derivative actions which allege that the former Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Several affiliates of the former Investment Adviser and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Section 36(b) and 48(a) of the Investment Company Act, as amended, however, have not been dismissed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, BANA believes that the likelihood is remote that the pending litigation will materially affect the Investment Adviser’s ability to provide investment management services to the Fund. Neither the Investment Adviser nor the Fund is a party to the lawsuits described above.

Note 8 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 9 — New Accounting Pronouncement

Effective April 1, 2007, the Fund adopted the Financial Accounting Standards Board (“FASB”) FASB interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Fund’s financial statements. There are neither tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. The statute of limitations on the Fund’s U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

FASB issued Statement No. 157, in September 2006, “Fair Value Measurements”, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Fund is reviewing the statement and its impact on the financial statements.

FASB issued Statement No. 159 (“SFAS 159”) in February 2007. “The Fair Value Option for Financial Assets and Financial Liabilities”, which is effective for Financial Statements issued for fiscal year beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value, with changes in fair value recognized in earnings. The Fund is reviewing the statement and its impact on the financial statements.

Note 10 — Subsequent Events

On March 11, 2008, the Fund declared a distribution of $35 per unit. On April 18, 2008, the Fund distributed $35 per unit or $2,240,525 to its Members.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Excelsior Buyout Investors, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC (the “Fund”) at March 31, 2008, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2008 by correspondence with the custodian and the underlying portfolio funds, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2006 and for the period April 16, 2004 (commencement of operations) through March 31, 2005, were audited by other auditors whose report dated May 25, 2006, expressed an unqualified opinion on such financial statements.

As explained in Note 2, the financial statements include investments held by the Fund valued at $43,060,090 (80.17% of the Fund’s net assets) at March 31, 2008, the values of which have been fair valued by the Adviser based on estimates provided by each portfolio fund, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values.

PricewaterhouseCoopers LLP

New York, New York

May 28, 2008

Proxy Voting and Form N-Q (Unaudited)

Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2008.

The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ended December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling collect at 866-921-7951.

[intentionally left blank]

Excelsior Buyout Investors, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Disinterested Managers

Virginia G. Breen c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since May 2003	Partner, Blue Rock (8/95 to present); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC. Also a director of CMGI, Inc. and manager of UBS Multi-Strategy Fund, L.L.C.	5

Jonathan B. Bulkeley c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since May 2003	CEO of Scanbuy, a wireless software company (3/06 to present); Managing Partner of Achilles Partners (3/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC. Also a director of The Readers Digest Association, Inc. and Spark Networks, Inc.	5

Thomas F. McDevitt c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since May 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC.	5
Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Interested Manager

David R. Bailin* 225 High Ridge Road Stamford, CT 06905 (Born 1959)	Manager and Co-Chief Executive Officer	Term — Indefinite; Length — since September 2006	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Managing Director and Head of Alternative Investments, U.S. Trust (9/06 to 6/07); co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies (2/02 to 9/06); Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America (1/00 to 1/02); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Inc. Also a manager of Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.	4

*	Mr. Bailin is an “interested person” (as defined by the Investment Company Act) of the Fund because of his affiliation with the Investment Adviser and its affiliates.

Excelsior Buyout Investors, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the Officers of the Fund is set forth below.

Officers of the Fund
Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since April 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to present), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).	N/A

Raghav Nandagopal 225 High Ridge Road Stamford, CT 06905 (Born 1962)	Vice President	Term — Indefinite; Length — since June 2005	Senior Vice President, Alternative Investment Solutions, Bank of America (7/07 to present); Senior Vice President and Portfolio Manager, UST Advisers, Inc. (12/05 to present); Senior Vice President, U.S. Trust (4/06 to present) and U.S. Trust Company, N.A. (3/02 to 3/06); Vice President, U.S. Trust Company, N.A. (2/01 to 2/02).	N/A

Ben Tanen 225 High Ridge Road Stamford, CT 06905 (Born 1975)	President and Co-Chief Executive Officer	Term — Indefinite; Length — since March 2007	Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).	N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term — Indefinite; Length — since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).	N/A

Linda J. Wondrack One Financial Center Boston, MA 02111 (Born 1964)	Chief Compliance Officer	Term — Indefinite; Length — since August 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05); Managing Director, Deutsche Asset Management (prior to 8/04).	N/A

Michelle Rhee One Financial Center Boston, MA 02110 (Born 1966)	Chief Legal Officer	Term — Indefinite; Length — since March 2008	Associate General Counsel, Bank of America (2004-Present); Associate and Junior Partner, Wilmer Hale, LLP (f.k.a. Hale and Dorr, LLP)(1997-2004).

All Officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

The Statement of Additional Information includes additional information about the Managers of the Company and is available, without charge, upon request by calling (866)-921-7951.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Chief Financial Officer. The registrant has not made any amendments or granted any waivers to its code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4.	Principal Accountant Fees and Services.

	FYE 3/31/08	FYE 3/31/07
4(a) Audit Fees	$62,540	$59,000
4(b) Audit Related Fees
4(c) Tax Fees
4(d) All Other Fees

(e)(1)	The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2008, were $0 and $0, respectively. The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2007, were $0 and $0, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. Those Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Explanation/Summary of Regulatory Requirements

An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients. An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

The Alternative Investment Group (“AI Group”) conducts its business through two SEC-registered investment advisors (referenced in the “Policy Summary” section below), that exercise voting authority over Clients’1 securities. As such, the AI Group Proxy Policy is set forth below.

[1]

As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors [For the purposes of this policy, “Clients” do not include Private Funds or RICs that are sub-advised by third parties.]

Policy Summary

AI Group Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”). AI Group Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes. Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Group Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. The Advisors will generally attempt to liquidate Direct Investments received as “in kind” distributions within 30 days. (See Best Execution Policy for further details.) An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Group Client held the security prior to the security’s liquidation.

This policy applies to the following Advisors: Banc of America Investment Advisors, Inc. and Bank of America Capital Advisors LLC (the “Advisors”). Other policies apply to the voting of securities held by Advisor Clients that are not AI Group Clients.

Policy

Except with respect to Adverse Measures (defined below), in determining how AI Group should vote a security, AI Group Portfolio Management shall:

•	recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

would result in the affected AI Group Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

•	recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AI Group Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Group Client over the anticipated holding period of such security.

As described above in the “Policy Summary” section, most votes cast by Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Group Clients invest. Such votes are typically by written consent and no investor meeting is generally called. Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy. It is also anticipated that frequently an Underlying Fund will request the AI Group Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Group Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•

Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Group Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•	Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI Group, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such conflict of interest or other conflict of interest which he or she is aware to the attention of the other members of the Investment Committee and the AI Group Compliance SME.

AI Group will not implement any decision to vote a proxy in a particular manner unless and until the Compliance SME has assessed:

•	whether AI Group (or AI Group personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assess whether such conflict is material or not, and if so then

•	address the material conflict in a manner designed to serve the best interests of the affected AI Group Client.

Notice to Investors:

AI Group will deliver a summary of AI Group’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors. The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI Group will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI Group will, upon the reasonable request of a current investor, provide the current investor with how AI Group has voted proxies, for the prior one year period, on behalf of the specific AI Group Client that said investor has invested in.

AI Group will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Means of Achieving Compliance

AI Group will establish procedures to implement this policy to ensure that proxy voting is performed in accordance with the policy expressed above.

Supervision

Each Portfolio Management Director is responsible for implementing this policy for his or her platform and the Investment Committee is responsible for overseeing the implementation of this policy.

Escalation

The applicable AI Group Portfolio Management Directors must promptly report all unapproved exceptions to this policy to the Investment Committee and the AI Group Compliance SME, who together will determine the remedial action to be taken, if any. The Compliance SME will report all material exceptions to the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Group Senior Management.

Monitoring/Oversight

The AI Group Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis. As needed, but not less than semi-annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period. The Compliance SME will examine the way AI Group has voted and compare to the AI Group Proxy Policy to ensure that AI Group has been consistent with policy. Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping

Records should be retained for a period of not less than six years. Records should be retained in an appropriate office of AI Group for the first three years. Examples of the types of documents to be maintained as evidence of AI Group’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request

•	Compliance SME Files Pertaining to Proxy Voting

•	Minutes of AI Group Investment Committee Meetings

•	Compliance Monitoring Checklist

•	Proxy Voting Record

•	Records Required for Form N-PX (Registered Clients Only)

•	Other documents as proscribed in Rule 204(2)(c)-17

PROXY VOTING PROCEDURES

Related Policy Summary

The related policy discussed the situations in which AI Group may be called to vote a security on behalf of its Clients, the general guidelines for how AI Group will vote, and the importance of identifying and addressing potential and actual conflicts of interest.

Procedure Summary

To comply with applicable law and in accordance with the Advisors’ responsibilities to its clients, the following procedures detail the steps to be taken when AI Group receives a proxy vote request or request for consent. These procedures will help ensure that securities are voted according to policy and that potential conflicts of interest, as they pertain to voting, are identified and addressed. Failure to follow these procedures may result in a violation of the Advisors’ corresponding policies and potentially breach regulatory requirements. Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by these Proxy Voting Procedures.

The procedures below are designed to be read in conjunction with AI Group’s Proxy Voting Policy.

Procedure

Upon AI Group Portfolio Management’s receipt of a written consent request or proxy materials relating to a security held by one more AI Group Client’s, Portfolio Management will determine how such proxies should be voted in accordance with the AI Group Proxy Voting Policy and these procedures.

Portfolio Management will:

A. prepare a memorandum that contains a brief explanation of the proposed measure(s) described in such materials, the reasons for such measure(s) (if disclosed in such materials), the effective date of such measure(s), Portfolio Management’s voting recommendation of such measure(s), if adopted, the AI Group Client(s) that would be affected by such measure(s), the deadline for voting the proxy/consent, and related matters; and then

B. submit such memorandum to the AI Group Compliance SME who will seek to identify whether AI Group (or AI Group personnel) are subject to a conflict of interest in voting such security and if so, to address such conflict as set forth in these procedures; and

C. submit such memorandum to all members of the AI Group Investment Committee for approval at the next Investment Committee meeting (or sooner depending on the proxy vote/consent deadline). The Investment Committee will not approve any voting activity that is not in concert with AI Group Proxy Voting Policy. Investment Committee decisions will be documented in the Investment Committee Meeting minutes.

Pursuant to item B above, the Compliance SME will follow the procedures below for 1) identifying conflicts of interest 2) addressing whether a conflict of interest is material and 3) addressing a material conflict of interest.

Conflicts of Interest Defined:

A conflict of interest is any situation that presents an incentive to act other than in the best interest of an AI Group Client.

A conflict of interest can arise when the firm engages in a transaction or arrangement that has effect of favoring or the potential to favor:

1.	the firm’s or one of its affiliate’s interests over a client’s or investor’s interest

2.	an associate’s interest over a client’s or investor’s interest, or

3.	one client’s interest over another client’s interest.

Procedures for Identifying Conflicts of Interest

The Compliance SME may rely on the following to seek to identify conflicts of interest with respect to voting:

1. The obligations of members of Portfolio Management and the Investment Committee to bring conflicts of interest of which they are aware to the attention of the Compliance SME (e.g., whether a member of the above referenced owns the security in question or whether the AI Group is aware of a business relationship or potential business relationship with the issuer or the manager.).

2. The Compliance SME will consult with the personal trading Compliance Officer to determine whether any AI Group associate owns the security or interest in question.

3. Based on information provided to the Compliance SME pursuant to subsections 1-2 above, the Compliance SME, in consultation with such other AI Group personnel as he or she determines to be appropriate under the circumstances, shall determine whether AI Group is subject to a conflict of interest in voting a security.

4. If the Compliance SME determines that AI Group is subject to a conflict of interest in voting a security, he or she shall implement the procedures set forth below to assess whether such conflict of interest is material.

Procedures for Assessing Whether a Conflict of Interest Is Material

1. If the Compliance SME determines that AI Group is subject to a conflict of interest in voting a security, he or she shall, in consultation with such other AI Group personnel as he or she determines to be appropriate under the circumstances, determine whether such conflict is material. A conflict of interest will be considered material if it can reasonably be argued that AI Group, its affiliates or their personnel have an incentive to vote the proxy in a manner designed to benefit AI Group, its affiliates or their personnel rather than the affected AI Group Client (even if there is no ostensible detriment to the affected AI Group Client from voting the security in that manner). All materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance SME shall memorialize each such materiality determination in his or her files.

2. If the Compliance SME determines that AI Group is subject to a conflict of interest in voting a security but that such conflict is not material, the Compliance SME shall memorialize the finding that such conflict of interest is not material in his or her files.

3. If the Compliance Officer determines that AI Group is subject to a conflict of interest in voting a security and that such conflict is material, he or she shall implement the procedures set forth below to address such conflict.

Procedures for Addressing a Material Conflict of Interest

1. If the Compliance SME determines that AI Group is subject to a conflict of interest in voting a security and that such conflict is material, he or she shall, in consultation with such other AI Group personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

2. In determining how to address a material conflict of interest, the Compliance SME may consider the following potential solution, as well as any other solutions he or she wishes to consider:

- Disclosing the conflict of interest to the investors in such AI Group Client or the Board of Managers of an RIC and obtaining their consent (in accordance with the governing documents of such Client) to voting the security in the manner recommended by AI Group. Such disclosure must provide sufficient information regarding the conflict to enable a reasonable person to make an informed decision as to whether to consent to voting the proxy in the manner recommended by AI Group. -

In cases where the AI Compliance SME determines that AI Group is subject to a conflict of interest in voting a proxy/consent and that such conflict is material, he or she shall not issue an instruction to vote such proxy without: (1) first determining that such vote or recommendation is in the best interests of the affected AI Group Client; and (2) memorializing such determination in the Compliance SME’s files.

Supervision

Each Portfolio Management Director is responsible for implementing these procedures for his or her platform and the Investment Committee is responsible for overseeing the implementation of these procedures.

Escalation

The applicable AI Group Portfolio Management Directors must promptly report all unapproved exceptions to these procedures to the Investment Committee and the AI Group Compliance SME, who together will determine the remedial action to be taken, if any. The Compliance SME will report all material exceptions to the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management.

Monitoring/Oversight

As needed, the Portfolio Management Directors review the above-named procedures with members of their team. Any relevant issues are discussed at team meetings or on an ad-hoc basis. As needed, but no less frequently then annually, Compliance will review these procedures to ensure their integrity. Evidence of the review will be kept via a Compliance Review Checklist.

Recordkeeping

Records should be retained for a period of not less than six years. Records should be retained in an appropriate office of AI Group for the first three years. Examples of the types of documents to be maintained as evidence of AI Group’s compliance with these procedures may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request

•	Compliance SME Files Pertaining to Proxy Voting

•	Minutes of AI Group Investment Committee Meetings

•	Compliance Review Checklist

•	Proxy Voting Records

•	Records Required for Form N-PX (Registered Clients Only)

•	Other Documents as proscribed by Rule 204 (2)-17

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Raghav Nandagopal is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Nandagopal joined Bank of America Corporation (“Bank of America”) in 2007 via Bank of America’s acquisition of U.S. Trust. He is a Vice President of the registrant, a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc. Mr. Nandagopal currently is on the board of directors of some of the underlying companies in the portfolios of these funds. His responsibilities include evaluating potential private equity fund and direct investments, documenting and closing new investments, preparing investor communications and actively managing a portion of the Investment Adviser’s existing portfolio for the benefit of third-party investors. Mr. Nandagopal has 17 years of operating, technology and investment experience. He has been with U.S. Trust since 2001 making direct and fund investments. Mr. Nandagopal serves as the Co-CEO and an officer of certain private equity funds advised by UST Advisers, Inc. (an affiliated adviser of the Investment Adviser) and sits on some of the boards of the companies held by such funds. His focus on direct investments include IT Infrastructures, Semiconductors and Software sectors and he currently serves on the boards of Cydelity, Ethertronics, Logic Library and OpVista. Prior to joining U.S. Trust, Raghav was Chief Business Development Officer of Globeshaker, a seed venture capital investment company based in Stamford, CT and Oxford, UK. From 1998 to 2000 Raghav was an Engagement Manager with McKinsey & Company, where he advised clients in defining strategies, improving operations, identifying acquisitions and defining technology capabilities for telecom, wireless, financial services and healthcare companies. Prior to that, he had over a decade of experience in numerous management, technology and operations positions at AT&T Capital, BGE, and Andersen

Consulting. He holds a BS from University of Madras, MBA from University of Bombay and MS from Penn State University. He has also completed executive programs at MIT and Carnegie-Mellon, and serves on the board of CT Venture Group

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2008:

Raghav Nandagopal

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$94,904,500	2	$184,165,000	1	$17,949,129

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number with Performance -Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$94,904,500	2	$184,165,000	0	n/a

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2008:

The Portfolio Manager’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the registrant or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to the Portfolio Manager is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

(a)(4)    Disclosure of Securities Ownership – As of March 31, 2008:

Ownership of Fund Securities

The Portfolio Manager owns approximately $20,976 of interests in the registrant.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Buyout Investors, LLC

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date June 6, 2008

By (Signature and Title)*	/s/ Benjamin Tanen
Benjamin Tanen, Co-Principal Executive Officer

Date June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date June 6, 2008

By (Signature and Title)*	/s/ Benjamin Tanen
Benjamin Tanen, Co-Principal Executive Officer

Date June 6, 2008

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer
Date June 6, 2008

*	Print the name and title of each signing officer under his or her signature.